UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 07, 2023

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 224-7900

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2023, Apartment Investment and Management Company (the “Company”) announced that it promoted Kellie Dreyer to Senior Vice President and Chief Accounting Officer, effective March 7, 2023. In connection with Ms. Dreyer’s promotion, the Company’s Board of Directors designated Ms. Dreyer as the Company’s Principal Accounting Officer. Ms. Dreyer, age 37, brings over 13 years of experience in public accounting and finance. Previously, Ms. Dreyer was Vice President of Finance for the Company. Prior to that, Ms. Dreyer held several positions with Ernst & Young, LLP, most recently as Assurance Senior Manager from 2016 to 2022. Ms. Dreyer holds a bachelor’s degree in Spanish, a bachelor’s degree in Accountancy, and a Master of Accountancy, all from the University of Denver.

Ms. Dreyer will continue to participate in the Company’s management incentive compensation program and be eligible to participate in the Company’s 401(k) plan, health plans and other benefits upon terms commensurate with other executives at the level of Senior Vice President.

There is no arrangement or understanding between Ms. Dreyer and any other persons pursuant to which she was promoted to Senior Vice President and Chief Accounting Officer and appointed as principal accounting officer. There are no family relationships existing between Ms. Dreyer and any executive officer or director of the Company. There have been no transactions, nor are there any currently proposed, in which the Company was or is to be a participant and in which Ms. Dreyer or any member of her immediate family had, or will have, an interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	March 9, 2023	By:	/s./ H. Lynn Stanfield
H. Lynn Stanfield Executive Vice President and Chief Financial Officer